UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

SunEdison Semiconductor Limited
(Exact name of registrant as specified in its charter)

Singapore (State or other jurisdiction of incorporation)	001-36460 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

11 Lorong 3 Toa Payoh Singapore 319579 (Address of Principal executive offices, including Zip Code)

(65) 6681-9300 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 3, 2016, the following matters were voted on and approved by the Company’s shareholders at the Company’s Annual General Meeting of Shareholders:

(1)	The election of seven directors;

(2)
The re-appointment of KPMG LLP as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2016, and to authorize the Audit Committee of the Board of Directors to fix its remuneration through the date of the Company's 2017 Annual General Meeting of Shareholders;

(3)
The cash compensation for the Company’s non-employee directors for services rendered by them through the date of the Company's 2017 Annual General Meeting of Shareholders and for each approximately 12-month period thereafter;

(4)	The general authorization for the directors of the Company to allot and issue ordinary shares;

(5)	The Share Repurchase Mandate authorizing the acquisition by the Company of its own issued ordinary shares; and

(6)	The amendment of the Company’s Constitution to eliminate the corporate opportunity exclusion for its former parent company.
The following is a summary of the voting results for each matter presented to the shareholders:

Proposal 1 - Election of Directors:

	For	Against	Abstain
Mr. Antonio R. Alvarez	29,994,018	50,742	500,144
Mr. Gideon Argov	30,039,288	4,986	500,630
Mr. Michael F. Bartholomeusz	30,033,313	10,986	500,605
Mr. Jeffrey A. Beck	30,032,092	12,178	500,634
Ms. Justine F. Lien	30,039,314	4,981	500,609
Dr. Shaker Sadasivam	29,833,394	211,986	499,524
Mr. Abdul Jabbar Bin Karam Din	15,710,474	14,333,191	501,239

Proposal 2 - To approve the re-appointment of KPMG LLP as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2016, and to authorize the Audit Committee of the Board of Directors to fix its remuneration through the date of the Company's 2017 Annual General Meeting of Shareholders:

For	Against	Abstain	Broker Non-Votes
36,010,988	19,628	1,643	—

Proposal 3 - To approve the cash compensation for the Company’s non-employee directors for services rendered by them through the date of the Company's 2017 Annual General Meeting of Shareholders and for each approximately 12-month period thereafter, as set forth in the Company’s notice of, and proxy statement relating to, its 2016 Annual General Shareholder Meeting:

For	Against	Abstain	Broker Non-Votes
30,022,718	519,852	2,334	5,482,355

Proposal 4 - To approve the general authorization for the directors of the Company to allot and issue ordinary shares, as set forth in the Company’s notice of, and proxy statement relating to, its 2016 Annual General Shareholder Meeting:

For	Against	Abstain	Broker Non-Votes
29,718,632	824,542	1,730	5,487,355

Proposal 5 - To approve the Share Repurchase Mandate authorizing the acquisition by the Company of its own issued ordinary shares, as set forth in the Company's notice of, and proxy statement relating to, its 2016 Annual General Shareholder Meeting:

For	Against	Abstain	Broker Non-Votes
24,973,055	5,405,002	166,847	5,487,355

Proposal 6 - To approve the amendment of the Company’s Constitution to eliminate the corporate opportunity exclusion for its former parent company, as set forth in the Company's notice of, and proxy statement relating to, its 2016 Annual General Shareholder Meeting:

For	Against	Abstain	Broker Non-Votes
30,537,360	1,468	6,076	5,487,355

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNEDISON SEMICONDUCTOR LIMITED
Date:	August 4, 2016	By:	/s/ Sally H. Townsley
		Name:	Sally H. Townsley
		Title:	Senior Vice President and General Counsel